Via EDGAR Transmission
17-Mar-97

Securities and Exchange Commission
Judiciary Plaza
"450 Fifth Street, N.W."
"Washington, D.C. 20549-1004"

RE:	Bombardier Credit Receivables Corporation:
	Bombardier Receivables Master Trust I

Ladies and Gentlemen:

"On behalf of Bombardier Credit Receivables
Corporation (The ""Registrant""), we"
"hereby file with the Commission a Current Report on Form 8-K (The ""Report"")" "on behalf of the Bombardier Receivables Master Trust I, and deliver to you" herewith the following documents:

	"One copy of the Report, including the exhibit being filed therewith," together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Credit "Receivables Corporation, 1600 Mountain View Drive, Colchester, VT 05446."

"Very truly yours,"

Blaine Filthaut
Bombardier Credit Receivables Corp.


                       SECURITIES AND EXCHANGE COMMISSION
"                                   WASHINGTON, D.C. 20549"

                                       FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

"         Date of Report ( Date of Earliest Event Reported): March 17, 1997"


                    BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                            (Depositor)
                    (Exact name of registrant as specified in its charter)


                                             on behalf of


                      BOMBARDIER RECEIVABLES MASTER TRUST I
"(Issuer with respect to the Floating Rate Class A Asset Backed Certificates," "Series 1994-1 and the Fixed Rate Class B Asset Backed Certificates,"
Series 1994-1)


Delaware                            33-69282                03-0340600
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

"1600 Mountain View Drive, Colchester, Vermont          05446   "
(Address of principal executive offices)             (ZIP code)

"Registrant's telephone number, including area code:  (802) 655-2824"


                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest distributions made on the Floating Rate "Class A Asset Backed Certificates, Series 1994-1 and the Fixed Rate" "Class B Asset Backed Certificates, Series 1994-1 (collectively, the" Certificates) of the Bombardier Receivables Master Trust I ( the "Trust) on February 18, 1997 is contained in the Distribution Date"
Statement   provided   to  each  holder  of  the   Certificates.   Such
Distribution Date Statement is attached hereto as Exhibit 99.1 and is "incorporated herein by reference. In addition, information concerning" the (I) aggregate amount of principal collections and non-principal collections with respect to the Receivables held by the Trust (ii) amounts payable on account of the Variable Funding Certificate and
(iii) amount of Receivables held by the Trust which has been determined to be overdue is contained in the schedule attached hereto as Exhibit
99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1.   Distribution  Date  Statement   relating  to  interest
"        distributions  made on March 17, 1997 on the  Floating Rate"
"        Class A Asset Backed Certificates, Series 1994-1 and the Fixed"
"        Rate Class B Asset Backed Certificates, Series 1994-1."

        99.2.   Schedule   detailing   (i)  the  amount  of  principal
        collections and non-principal collections allocable to the Variable Funding Certificate for the Collection Period ending
"        January 28, 1997, (ii) the total principal amount of Receivables"
        included in the Trust as of the date of such Collection Period which Bombardier Capital Inc. determined were overdue 31-60
"        days,  61-90  days or 91 days or  more,  (iii)  the  aggregate"
        amount of principal collections and non-principal collections on the Receivables for such Collection Period and (iv) the Monthly Servicing Fee payable on account of the Variable Funding Certificate for such Collection Period.

                                    SIGNATURE

"Pursuant to the requirements of the Securities Exchange Act of 1934, the" Registrant has duly caused this report to be signed on its behalf by the "undersigned, thereunto duly authorized on the date indicated."

                  BOMBARDIER CREDIT RECEIVABLES CORPORATION

                                    BY: _____________________________
                                    Name: Blaine H. Filthaut
                                    Title: Vice President

"Dated: March 17, 1997"

                                  EXHIBIT INDEX



Exhibit No. Page # Description

99.1        5      Distribution Date Statement relating to interest
"                   distributions made on March 17, 1997 on the Floating "
"                   Class A Asset Backed Certificates, Series 1994-1 and the "
"                   Fixed Rate Class B Asset Backed Certificates, Series 1994-1"


99.2        8      Schedule detailing (i) the amount of principal
collections
                   and non-principal collections allocable to the Variable
                   Funding Certificate for the Collection Period ending
"                   February 28, 1997, (ii) the aggregate amount of principal "
                   Collections and non-principal collections on the receivables for such Collection Period and (iii) the Monthly Servicing
                   Fee payable on account of the
Variable Funding Certificate
                   for such Collection Period.


99.3        9      Schedule detailing (i) the total principal amount of
                   receivables included in the Trust as of the end of such
                   Collection Period which Bombardier Capital Inc. determined
"                   were overdue for 31-60 days, 61-90 days or
91 days or more,"
                   (ii) the age distribution of product receivables as a
                   percentage of total principal outstanding as at March
"                   31, 1997."

Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 1997-1
Distribution Date:	3/17/97

1. Amount of principal paid or distributed:
  (a) Class A Certificates:		0.00
	0.00	"per $1,000 original"
		principal amount of Class A
		Certificates
  (b) Class B Certificates:		0.00
	0.00	"per $1,000 original"
		principal amount of Class B
		Certificates
"2, Floating Allocation Percentage for such
Collection Period (Non-Principal Collection):"		50.32%
"2a, Floating Allocation Percentage for such
Collection Period (Principal Collection):"		20.75%
"3, Principal Allocation Percentage for such Collection Period:"		N/A
4. Amount of interest paid or distributed:
  (a) Class A Certificates:		"            1,663,734.00 "

4.16 	"per $1,000 original"
		principal amount of Class A
		Certificates
  (b) Class B Certificates:		"              117,094.15 "

4.32 	"per $1,000 original"
		principal amount of Class A
		Certificates

5. Investor Default Amount for such Distribution Date:
" $              (9,838.45)"

"6. Required Subordination Draw Amount, if any,"
    for the preceding Collection Period (or for such Distribution Date):		0.00
7. Amount of:
  (a) Investor Charge-Offs for the preceding Collection Period:		0.00
  (b) Reimbursements of Investor Charge-Offs for the 		0.00
               preceding Collection Period:
8.  Amount of Class A Carryover Amount being paid or distributed
              (if any) and amount remaining (if any):
  (a)  Distributed:		0.00
	0.00	"per $1,000 original"
		principal amount of Class A
		Certificates
  (b)  Balance:		0.00
	0.00	"per $1,000 original"
		principal amount of Class A
		Certificates
9.  Amount of Class B Carryover Amount being paid or distributed
              (if any) and amount remaining (if any):
  (a)  Distributed:		0.00
	0.00	"per $1,000 original"
		principal amount of Class B
		Certificates
  (b)  Balance:		0.00
	0.00	"per $1,000 original"
		principal amount of Class B
		Certificates

10. Pool Balance at end of related Collection Period		"        880,475,647.54 "
11.  After giving affect to distributions on this Distribution Date:
  (a) Outstanding principal amount of
Class A Certificates:		" $     400,000,000.00 "
  (b) Outstanding principal amount of
Class B Certificates:		" $       27,125,000.00 "
  (c) Certificate Balance:		" $     427,125,000.00 "
  (d) Pool Factor for Class A Certificates:		1.000000000000
  (e) Pool Factor for Class B Certificates:		1.000000000000
12. Applicable Interest Rate:
  (a) In general:
       (1)  LIBOR for the period from the previous
Distribution Date to this Distribution Date:		5.44%
       (2)  Net Receivables Rate 		9.65%
  (b) Class A Rate:		5.56%
  (c) Class B Rate:		5.77%
13.  (a) Amount of Monthly Servicing Fee for the
preceding Collection Period
		" $            711,875.00 "

1.67 	"per $1,000 original"
	principal amount of Certificates
  (b) Excess Servicing Fee being distributed and remaining balance (if any):
      (1) Distributed:		" $        (1,954,518.70)"

   (4.58)	"per $1,000 original"
	principal amount of Certificates
      (2) Balance:		0.00
	0.00	"per $1,000 original"
	principal amount of Certificates
14.  Invested Amount on this Distribution Date
(after giving effect to all distributions
       which will occur on such Distribution Date):		" $     427,125,000.00 "
15.  The Available Subordinated Amount
             On the immediately preceding
Distribution Date:		" $       35,451,177.98 "
             On this Distribution Date:		" $       35,348,299.41 "
16.  The Incremental Subordinated Amount on the
immediately preceding Determination Date
		" $       10,495,299.41 "
17.  The Reserve Fund Balance for
this Distribution Date:		" $         2,135,625.00 "

18.  The Excess Funding Account Balance for this Distribution Date:		0.00

19.  Amount in the Excess Funding Account at the beginning
of an Early Amortization
      Period or Initial Amortization Period to be distributed as a payment of principal in respect to:
  (a) Class A Certificates:
  (b) Class B Certificates (only if Class A Certificates
have been paid in full):
20. The Collection Account balance with respect to this
Distribution Date:		" $       92,746,290.80 "

21.  An Early Amortization Event has occurred:		No

22.  The Servicer has elected not to extend the
Initial Principal Payment Date:		No
23. The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivables in the Pool during any 3 consecutive calendar months to (y) the average of the month-end Pool Balances for
such three-month period is:		0.05%

24. Three-Month Payment Rate for the three (3) consecutive Collection Periods included in the period from Novemeber 1997 to January 1997
     Three month Payment Rate:
     November:		17.03%
     December:		13.39%
     January:		16.48%
     Three month Average Payment Rate:		15.63%
A Three-Month Payment Rate Trigger has occurred:		No

25. Portfolio Yield :		11.65%

26. Inventory Aging as of the end of the Collection Period:
                           0-120 days		57.59%
                          120-180 days		17.12%
                          180-270 days		11.67%
                          Over 270		13.62%

27. Optional removal of Receivables aged greater than 450 days		0.00
28. Eligible Investments on deposit in the Excess
Funding Account and amounts on deposit
in the Excess Funding Accounts for all other Series on
the Distribution Date as a percentage
of the assets of the Trust:		0.00%
     Has an asset composition Event Occurred:		No

29. Cumulative amount of 491 Day Aged Receivables made
Ineligible during Collection Period:		" $         7,634,977.44 "
      Cumulative amount of 491 Day Aged Receivables
made Ineligible from Closing Date to
"          current Collection Period (pre June 1, 1998)
or during current Origination Period "
"          (post May 31, 1998):"
      Put Limit:		" $       80,908,551.64 "
      Has an Early Amortization Event Occurred:		No

30. Principal Amount of Receivables subject to a Participation Interest
at end of Collection Period:		0.00
31. Product Line Breakdown
         Bombardier:		46.22%
         Marine:		30.61%
         Recreational Vehicles:		5.46%
         CEA:		4.37%
         Manufactured Housing:		11.09%
         Other:		2.25%
                 Total:		100.00%
32. Overconcentration Amounts:
      Designated Manufacturer Concentration:
      Concentration:		0.00
      Industry Overconcentrations:		0.00
      Dealer Overconcentrations:		"          20,445,365.81 "
      Manufacturer Overconcentrations:		0.00
                 Total Overconcentration Amounts:		" $       20,445,365.81 "
33. Total Investor Default Amount allocable to 1997-1 for
Collection Period:		" $              (9,838.45)"
34. Total Investor Default Amount at end of Collection Period
relating to non payment
of at least $150 of interest due more than 90 days:
35. Amount of Receivable purchased by the trust at a
discount during Collection Period:		0.00
36. Has an automatic Addition of Accounts Occurred:		No
37. Pool data on Receivables added as Automatic Account Additions		None